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                                                                   EXHIBIT 10.14

                                 LEASE AMENDMENT

                              VISTA RESOURCES, INC.




              FASKEN CENTER, LTD., a Texas Limited Partnership, (hereinafter called "Lessor") and VISTA RESOURCES, INC., (hereinafter called "Lessee"), regarding that certain Lease Agreement dated October 23, 1996, covering approximately 6,000 square feet of Net Rentable Area located on Level Seven (7) of Two Fasken Center at 550 West Texas Avenue, Midland, Texas 79701, also known as Suite 700, do hereby amend said document under the following terms and conditions:

         1. Lessor and Lessee agree to expand the Leased Premises to include an additional 1,505 square feet of Net Rentable Area as indicated on the attached floor plan identified as Exhibit "A".

         2. The lease term for this expansion shall be five (5) years commencing on September 1, 1997 and expiring on August 31, 2002.

         3. The rental for the expansion space shall be Fifty-Six Thousand Four Hundred Thirty-Seven and 50/100 Dollars ($56,437.50) payable in Sixty (60) installments of Nine Hundred Forty and 63/100 Dollars ($940.63).

         4. Lessee shall have an additional four (4) contract parking spaces located in the parking garage at no additional cost.

         5. Lessor and Lessee agree to split equally all finish-out costs for the expansion space up to $10,000.00. All finish-out costs above $10,000.00 shall be at Lessee's sole expense.

         EXCEPT as hereby expressly amended, Lessor and Lessee do hereby ratify and affirm all of the terms, conditions and covenants of said Lease Agreement.



         WITNESS the execution hereby this the 18th day of September, 1997.



FASKEN CENTER, LTD.                                     VISTA RESOURCES, INC.
a Texas Limited Partnership

By:    550 Texas, Inc., General Partner
       a Texas Corporation



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By:  /s/ Wendell L. Brown, Jr.      By:  /s/ C. Randall Hill
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Name:    Wendell L. Brown, Jr.        Name:  C. Randall Hill
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Title:  Vice President              Title:  Chairman and Chief Executive Officer
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